GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated October 12, 2021

to the Prospectus and Statement of Additional Information ("SAI") of
Guardian Integrated Research VIP Fund dated May 1, 2021

At its meeting held on October 5-6, 2021, the Board of Trustees (the “Board”) of Guardian Variable Products Trust approved the removal of Columbia Management Investment Advisers, LLC (“CMIA”) as the subadviser to Guardian Integrated Research VIP Fund (the “Fund”) and the appointment of Wellington Management Company LLP (“Wellington”) as the subadviser to the Fund as well as related changes to the Fund’s principal investment strategies, principal risks, and portfolio managers, effective October 12, 2021. As part of the transition to the new subadviser and the new investment strategies outlined below, the Fund is expected to engage in certain buy and sell transactions, which is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund’s performance.

Effective October 12, 2021, the following changes will be made to the Prospectus with respect to the Fund:

1.	The “Principal Investment Strategies” section of the Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities, or other investments with similar economic characteristics, of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor's 500® Index (the "Index"). Although expected to change frequently, the market capitalization range of the Index was approximately $5.3 billion to $2.05 trillion as of March 31, 2021. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, as described below, the Fund may choose to continue to hold a security even if the company's market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund may invest up to 10% of its total assets in foreign equity securities. The Fund normally invests in common stocks. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 60 and 90 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.

In selecting investments, Wellington Management Company LLP (the “Subadviser”) employs fundamental bottom-up analysis along with risk management criteria in identifying opportunities and constructing the Fund’s portfolio. The Subadviser seeks to identify companies with, among other attributes, improving quality metrics, fundamental business momentum, and attractive relative valuations. The Subadviser may sell a security when the security's price reaches a target set by the Subadviser or if the Subadviser believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or if other investments are more attractive, or for other reasons.

2.	The “Principal Investment Risks” section of the Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

3.	The “Past Performance” section of the Prospectus is revised to add the following:

“The Fund replaced its subadviser effective October 1, 2019 and October 12, 2021, respectively, and modified its principal investment strategies. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior subadviser and principal investment strategies.”

4.	The “Management” section of the Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Wellington Management Company LLP serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Mammen Chally, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	October 12, 2021
Douglas McLane, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	October 12, 2021

David Siegle, CFA	Managing Director and Equity Research Analyst	October 12, 2021

5.	The “Subadvisers” section on page 132 of the Prospectus is revised to add Guardian Integrated Research VIP Fund to the list of funds managed by Wellington.

6.	The heading “Portfolio Managers—Guardian Large Cap Disciplined Growth VIP Fund” on page 135 of the Prospectus is revised to add Guardian Integrated Research VIP Fund above the information with respect to Messrs. Chally, McLane and Siegle.

7.	The table in the “Introduction” section on page 3 of the SAI is revised to add Guardian Integrated Research VIP Fund to the list of funds sub-advised by Wellington.

8.	The table in the “Information About the Subadvisers/Portfolio Managers -- Subadvisory Fee Schedules” section on page 62 of the SAI is revised to add Guardian Integrated Research VIP Fund to the list of funds sub-advised by Wellington.

9.	The table in the “Information About the Subadvisers/Portfolio Managers -- Compensation Structure and Methods” section on page 66 of the SAI is revised to add Guardian Integrated Research VIP Fund to the list of funds sub-advised by Wellington.

All references to CMIA are hereby deleted from the Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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